SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2004

National Instruments Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-25426	74-1871327
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 North MoPac Expressway, Austin, Texas	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 338-9119

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated April 27, 2004.

Item 9. Regulation FD Disclosure.

The press release filed as an exhibit to this report is being furnished under Item 12 (Furnishing of Earnings Releases) as contemplated by SEC Release Nos. 33-8176 and 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2004	NATIONAL INSTRUMENTS CORPORATION

/s/ DAVID G. HUGLEY
David G. Hugley
Vice President & General Counsel
Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Document
99.1	Press Release dated April 27, 2004